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                                                                   EXHIBIT 10.32
[TCS LOGO]

                            STOCK OPTION CERTIFICATE


February 12, 2001

Gregg W. Blodgett
4819 N.E. 42nd Street
Seattle, WA 98105

Dear Gregg:

Pursuant to the terms and conditions of the TeleCommunication Systems, Inc. Amended & Restated 1997 Stock Incentive Plan (the "Plan"), you have been granted an Incentive Stock Option to purchase 69,282 shares (each an "Option", collectively, the "Options") of the Class A common stock, par value $0.01 per share (the "Common Stock") of TeleCommunication Systems, Inc., (the "Company") as outlined below. This Certificate constitutes part of and is subject to the terms and provisions of the attached Stock Option Agreement (the "Agreement") which is incorporated by reference herein.

                     Granted To:  Gregg W. Blodgett
                     (the "Employee" for Incentive Stock Options, or the "Optionee" for Non-Qualified Stock Options)
                                  SSN ###-##-####

                     Grant Date:  February 2, 2001

                Options Granted:  69,282  Incentive

       Exercise Price per Share:  $6.63   Total Cost to Exercise:   $458,993.25

                Expiration Date:  The close of business on the business day immediately preceding:
                                  February 2, 2011

               Vesting Schedule:  Special Vesting

                                  15,094 on 02/02/2002
                                  15,094 on 02/02/2003
                                  15,094 on 02/02/2004
                                  12,000 on 02/02/2005
                                  12,000 on 02/02/2006

By my signature below, I hereby acknowledge receipt of this Option granted on the Grant Date shown above, which has been issued to me under the terms and conditions of the Agreement and the Plan. I understand that I must be an employee of TCS on the date I exercise vested options, unless otherwise provided in the Agreement or the Plan, and that I will forfeit all unexercised options, both vested and unvested, at the close of business on my last day of employment at TCS. I further acknowledge receipt of the Plan Prospectus and the latest annual report or other SEC filing, and agree to be bound by all of the terms and conditions of the Option, as evidenced in the Agreement, and the Plan.

Signature: /s/ GREGG W. BLODGETT                        Date:   2/16/01
          --------------------------------------             ------------------
            Gregg W. Blodgett


          Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

                                                                   EXHIBIT 10.32
[TCS LOGO]

                            STOCK OPTION CERTIFICATE

February 12, 2001

Gregg W. Blodgett
4819 N.E. 42nd Street
Seattle, WA 98105

Dear Gregg:

Pursuant to the terms and conditions of the TeleCommunication Systems, Inc. Amended & Restated 1997 Stock Incentive Plan (the "Plan"), you have been granted a Non-Qualified Stock Option to purchase 10,718 shares (each an "Option", collectively, the "Options") of the Class A common stock, par value $0.01 per share (the "Common Stock") of TeleCommunication Systems, Inc., (the "Company") as outlined below. This Certificate constitutes part of and is subject to the terms and provisions of the attached Stock Option Agreement (the "Agreement") which is incorporated by reference herein.

                     Granted To:  Gregg W. Blodgett
                     (the "Employee" for Incentive Stock Options, or the "Optionee" for Non-Qualified Stock Options)
                                  SSN ###-##-####

                     Grant Date:  February 2, 2001

                Options Granted:  10,718   Non-Qualified

       Exercise Price per Share:  $6.63    Total Cost to Exercise:   $71,006.75

                Expiration Date:  The close of business on the business day immediately preceding:
                                  February 2, 2011

               Vesting Schedule:  Special Vesting

                                  4,906 on 02/02/2002
                                  4,906 on 02/02/2003
                                  906 on 02/02/2004

By my signature below, I hereby acknowledge receipt of this Option granted on the Grant Date shown above, which has been issued to me under the terms and conditions of the Agreement and the Plan. I understand that I must be an employee of TCS on the date I exercise vested options, unless otherwise provided in the Agreement or the Plan, and that I will forfeit all unexercised options, both vested and unvested, at the close of business on my last day of employment at TCS. I further acknowledge receipt of the Plan Prospectus and the latest annual report or other SEC filing, and agree to be bound by all of the terms and conditions of the Option, as evidenced in the Agreement, and the Plan.

Signature: /s/ GREGG W. BLODGETT                        Date:   2/16/01
          --------------------------------------             ------------------
            Gregg W. Blodgett


          Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.